EXHIBIT 10.22

GOLD KIST INC.

SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION

ARRANGEMENTS

The Compensation Committee of the Board of Directors of Gold Kist Inc. (the “Company”) approved the following base salaries for fiscal 2007 for the named executive officers listed below (the “Named Executive Officers”). Mr. Bekkers and Mr. Stimpert are each a party to an employment agreement with the Company. Copies of such employment agreements have been filed as exhibits to the Company’s Current Report on Form 8-K dated January 24, 2005 and the agreements are incorporated by reference herein. Each of the other Named Executive Officers is an “at-will” employee of the Company and is not a party to a written employment agreement with the Company.

Named Executive Officer	Base Salary
John Bekkers	$820,000
Michael A. Stimpert	$400,700
William T. Andersen	$267,200
Donald W. Mabe	$310,700
Stephen O. West	$314,700

In addition the Compensation Committee approved a grant of stock appreciation rights and performance shares to each of the Named Executive Officers pursuant to the Gold Kist Inc. 2004 Long-Term Incentive Plan (the “LTIP”).

Named Executive Officer	Stock Appreciation Rights	Performance Shares
John Bekkers	43,690	27,099
Michael A. Stimpert	13,695	8,494
William T. Andersen	9,132	5,664
Donald W. Mabe	10,641	6,600
Stephen O. West	10,641	6,600

The material provisions of the LTIP are described in and a copy of the LTIP has been filed as an exhibit to the Company’s Registration Statement on Form S-4 (Registration No. 333-116066), which is incorporated by reference herein. Copies of forms of the related award agreements have been filed as exhibits to the Company’s Current Report on Form 8-K dated January 24, 2005 and are incorporated herein by reference.

Each of the Named Executive Officers is also eligible to participate in the Company’s Executive Management Incentive Plan (the “MIP”). The material provisions of the MIP are described in and a copy of the MIP has been filed as an exhibit to the Company’s Registration Statement on Form S-4 (Registration No. 333-116066), which is incorporated by reference herein. A description of the performance goals under the MIP is contained in the Company’s Current Report on Form 8-K dated January 24, 2005 and this description is incorporated by reference herein.

Each of the Named Executive Officers, other than Mr. Bekkers and Mr. Stimpert, is also a party to a written Change-in-Control Agreement with the Company, the material provisions of which are described in and the form of which is filed as an exhibit to the Company’s Current Report on Form 8-K, dated January 24, 2005. Such description and exhibits are incorporated by reference herein.

As described in the Company’s Registration Statement on Form S-1 (Registration No. 333-116067), the Named Executive Officers are also eligible to participate in the Company’s Pension Plan, Supplemental Executive Retirement Plan, and welfare programs and other compensation programs that are generally provided for the senior management personnel of the Company and its subsidiaries, as determined by the Board of Directors from time to time. These descriptions are incorporated by reference herein.